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                                                                   EXHIBIT 23.2

                         Independent Auditors' Consent

   We consent to the incorporation by reference in Registration Statement No. 333-52526 and No. 333-37204 of Certicom Corp. on Form S-8 of our report dated June 13, 2000, appearing in this Annual Report on Form 10-K of Certicom Corp. for the year ended April 30, 2001.

                                          /s/ Deloitte & Touche LLP

                                          Chartered Accountants

Toronto, Ontario
July 27, 2001